SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2000
(Date of earliest event reported)

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

Delaware				                   333-10943    88-0355652
(State or other jurisdiction	 (Commission		(IRS Employer
of incorporation)	            File Number) identification No.)

655 Maryville Centre Drive
St. Louis, Missouri					                   63141
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(314) 523-3000

Item 5.	Other Events.

Copies of the monthly Certificateholders' Statements are being filed as Exhibits 1 and 2 to this Current Report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit	 Description

Ex-1		   Series 1994-1 and 1996-1 Compliance/Statistical
		       Reporting for period ending December 31, 1999.
Ex-2		   Distribution Date Statement for Collection Period
		       ending December 31, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Registrant)

By:  		Deutsche Floorplan Receivables, Inc.
     		General Partner
Date:		January 21, 2000
By:		  /s/ Richard H. Schumacher
Name:		Richard H. Schumacher
Title:	President and Treasurer